SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	[	X	]
Filed by a Party other than the Registrant	[		]

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[		]	Preliminary Proxy Statement
[		]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[		]	Definitive Proxy Statement
[	X	]	Definitive Additional Materials
[		]	Soliciting Material Pursuant to §240.14a-12

SHOE CARNIVAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[	X	]	No fee required.
[		]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

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[	]	Fee paid previously with preliminary materials.
[	]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Step 1: Go to www.envisionreports.com/SCVL. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/SCVL Online Go to www.envisionreports.com/SCVL or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 03FAHC + + Important Notice Regarding the Availability of Proxy Materials for the Shoe Carnival, Inc. Shareholder Meeting to be Held on June 10, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Shoe Carnival, Inc. 2021 Proxy Statement and Shoe Carnival, Inc. 2020 Annual Report to Shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. Otherwise you will not receive a paper or email copy of the proxy materials. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 31, 2021 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 10:59 P.M. CDT, on June 9, 2021. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SCVL. Click “Cast Your Vote or Request Materials.” — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Shoe Carnival, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 31, 2021. Shoe Carnival, Inc’s. Annual Meeting of Shareholders will be held on Thursday, June 10, 2021 at the Corporate Headquarters for Shoe Carnival, Inc. at 7500 East Columbia Street, Evansville, Indiana, at 9:00 a.m. Central Daylight Time. Proposals to be voted on at the annual meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR each of the nominees listed in Proposal 1, and FOR Proposals 2 and 3: 1. Election of Directors: 01 - Kent A. Kleeberger 02 - Charles B. Tomm 2. To approve, in an advisory (non-binding) vote, the compensation paid to the Company’s named executive officers 3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal 2021 Note: In their discretion, the persons named as proxies are authorized to vote on any other business that may properly come before the annual meeting of shareholders and any adjournment(s) or postponement(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice with you. Directions to the annual meeting can be obtained by calling 812-867-4034. Shareholder Meeting Notice